ROCHDALE FOUNDATION FUND
                             a series of
                      ROCHDALE INVESTMENT TRUST
                     (A Delaware Business Trust)
                    SHARES OF BENEFICIAL INTEREST

ACCOUNT NO.
     THIS CERTIFIES THAT                                         CUSIP

     is the owner of shares of beneficial interest in the ROCHDALE FOUNDATION FUND (the "Fund") series of ROCHDALE INVESTMENT TRUST (the "Trust"), fully paid and nonassessable, the said shares being issued and held subject to the provisions of the Agreement and Declaration of Trust of the Trust, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the ROCHDALE FOUNDATION FUND series of the Trust.

Dated,

                                      SEAL
           TREASURER                                                 PRESIDENT

For value received, ______________________ hereby sell, assign and transfer unto


  (Please print of typewrite name and address, including zip code, of assignee)

     Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of ROCHDALE INVESTMENT TRUST with full power of substitution in the premises.

         Dated, _________________



                                                     Owner



     Signature  guaranteed by:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

               ROCHDALE INTERNATIONAL OPPORTUNITY FUND
                             a series of
                      ROCHDALE INVESTMENT TRUST
                     (A Delaware Business Trust)
                    SHARES OF BENEFICIAL INTEREST

ACCOUNT NO.
     THIS CERTIFIES THAT                                         CUSIP

     is the owner of shares of beneficial interest in the ROCHDALE INTERNATIONAL OPPORTUNITY FUND (the "Fund") series of ROCHDALE INVESTMENT TRUST (the "Trust"), fully paid and nonassessable, the said shares being issued and held subject to the provisions of the Agreement and Declaration of Trust of the Trust, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the ROCHDALE INTERNATIONAL OPPORTUNITY FUND series of the Trust.

Dated,

                                      SEAL
           TREASURER                                                 PRESIDENT

For value received, ______________________ hereby sell, assign and transfer unto


  (Please print of typewrite name and address, including zip code, of assignee)

     Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of ROCHDALE INVESTMENT TRUST with full power of substitution in the premises.

         Dated, _________________



                                                     Owner



     Signature  guaranteed by:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.